SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20509

                          FORM 8-KA No. 1

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         March 16, 1998
                          Date of Report
                (Date of Earliest Event Reported)

               INTERNATIONAL HERITAGE, INCORPORATED
      (Exact Name of Registrant as Specified in its Charter)

     Nevada                   002-97690-D         87-0421191
(State or other juris-   (Commission File No.)    (IRS Employer
diction of incorporation)                           I.D. No.)

                          Carolina Place
                 2626 Glenwood Avenue, Suite 200
                  Raleigh, North Carolina 27608
             (Address of Principal Executive Offices)

                          (919)571-4646
                  Registrant's Telephone Number


Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

     On April 20, 1998, the Montana State Auditor's Office issued the First Amended Cease and Desist Order (the "Order"), in the Matter of: International Heritage, Inc., Stanley H. Van Etten, Claude W. Savage, Larry G. Smith and International Heritage, Incorporated, a Nevada corporation, and their agents and representatives, case no. I-04-02-98-04, which amended the findings of fact contained in the original order as follows: all references to the Independent Retail Sales Representative, Johnny Daniel were removed from the Order; the Commission alleged that: (1) at all times material hereto, IHI's marketing program was not registered as a security in Montana; (2) that Respondent Van Etten, on behalf of IHI, falsely informed Montana agents and representatives of IHI that the Commissioner had agreed to rescind or cancel the April 3, 1998, Cease and Desist Order and that IHI's Montana representatives and agents were no longer subject to that Order; and, (3) that Respondent Van Etten failed to disclose material facts necessary to be disclose in order to make the statements made not misleading in light of the circumstances under which they were made. The First Amended Cease and Desist order contained the following amendments from the conclusions of law contained in the original Cease and Desist Order: in connection with the offers of securities [through IHI's marketing program] to Montana residents, Respondents Van Etten and IHI violated Section 30-10-301(1) and Section 30-10-302, MCA, when they falsely informed and knowingly made false and misleading statements to Montana agents and representatives of IHI that on or about April 8, 1998 the Commissioner had agreed to rescind or cancel the April 3, 1998, Cease and Desist Order and that they [Montana agents and representatives of IHI] were no longer subject to that Order. The Staff recommended that the Commissioner impose total fines of $250,000 and order Respondents, Van Etten, IHI, Savage and Smith to make restitution for all financial losses sustained by Montana residents as a result of Respondents' alleged violations of the Montana Securities Act.

     On May 1, 1998, the Commissioner and IHI entered a Consent Order and Order Vacating Cease and Desist Orders. With the Consent Order, the Commissioner and IHI seek to: provide an opportunity to educate the citizens of Montana of the dangers of illegal pyramid schemes and the value of securities statutes in the State of Montana; to avoid the expense of litigating the issues contained in the two orders issued by the Commissioner and to resolve all differences between the Commissioner and IHI. The Commissioner concluded that IHI is permitted to conduct business in the State of Montana consistent with the modified marketing and compensation plan submitted to legal counsel for the Commissioner and as authorized by United States District Court Judge Richard Story of the Northern District of Georgia, Atlanta Division in an Order Approving the Modified Compensation and Marketing Plan entered April 22, 1998 in the action Securities and Exchange Commission
v. International Heritage, Inc. et. al., civil action no. 1 98-CV-0803-RWS.

     Without admitting any liability under any Montana statute, IHI stipulated and consented to: comply with the Securities Act of Montana and the rules and orders promulgated thereunder; to offer the right to rescind the sale of any notes purchased by Montana citizens between July 17, 1997 and October 31, 1997; to offer refunds to all Montana citizens of any costs associated with a retail business agreement used by IHI as a manner of purchasing product in the past, less any commissions or refunds previously paid; provided the person requesting the refund put such request in writing and certifying their Montana citizenship at the time of executing the retail business agreement and his or her intent to terminate their association with IHI; pay all properly requested refunds within six months following receipt of said request; pay $21,000 to the Commissioner for reimbursement of investigative costs; contribute in 1998 to youth activities and consumer protection efforts in Montana, including public education about the protections afforded by Montana's securities laws; provide, for the purpose of monitoring the activities of IHI and its independent retail sales representatives, documents to the Commissioner upon the reasonable request of the Commissioner and his staff; and waive the right to a hearing on the allegations contained within the earlier issued Cease and Desist Orders.

     The Cease and Desist Order dated April 3, 1998 and the First Amended Cease and Desist Order dated April 20, 1998 were vacated. The Commissioner has agreed that if the terms of the Consent Order are satisfied, he will not initiate any civil or administrative action against IHI or any of the individual Respondents as set out in the earlier issued Cease and Desist Orders. Further it was stipulated and consented by the Commissioner that the Consent Order shall not and does not constitute a securities or investment related permanent or temporary injunction for the purposes of any collateral effects or reporting requirements under state securities laws or self-regulatory organization rules, nor does the Order restrict, limit, prohibit or disqualify the Respondents, or any affiliate of the Respondents, in any manner from engaging in any lawful activity or practice pursuant to the Securities Act of 1933, the Securities and Exchange Act of 1934, the Investment Advisors Act of 1940, or the Commodity Exchange Act, and/or any rules or regulations promulgated thereunder, and/or any state securities and commodities laws or acting as an affiliated person or any underwriter, broker, dealer, investment advisor, investment company, bank, insurance company or other entity or person under applicable federal or state insurance, securities, banking or commodity laws.

     Respondent Van Etten, on behalf of all of the Respondents, paid, upon execution of the Consent Order, the $21,000 reimbursement of investigative costs and the Company and the individual Respondents shall endeavor to carry out the provisions of the Consent Order as expeditiously as possible.

     On April 17, 1998, in the class action filed in the District court of Dallas County, Texas, F-116th Judicial District, by Craig T. Liebenforfer, individually and on behalf of others similarly situated v. International Heritage, Inc., case no DV98-2241, Defendant filed an Answer generally denying each and every allegation set forth in Plaintiffs' Original Class Action Petition and demanding strict proof thereof. Additionally, Defendant requested that Defendant recover all costs of the action.

     On April 27, 1998, Plaintiffs filed a First Amended Class Action
Petition alleging various facts as originally set forth and contained in the Complaint filed by the Securities and Exchange Commission in their action against International Heritage, Inc. et. al., United States District Court for the Northern District of Georgia, Atlanta Division, civil action no. 1 98-CV-0803-RWS.

     On April 22, 1998, in the United States District Court for the Northern District of Georgia, Atlanta Division, civil action no. 1 98-CV-0803-RWS, Securities and Exchange Commission v. International Heritage, Inc. et. al., the Court ordered, on Defendant International Heritage's Application for an Order Approving the Modified Compensation and Marketing Plan, that IHI is authorized to conduct business consistent with the modified plan submitted to the Court and under the continued observation of the Monitor. The Monitor is directed to monitor the Defendants' level of compliance with this and the Court's previous orders.

     On April 28, 1998, in the United States District Court for the Eastern District of North Carolina, civil action no 5:98-CV-237-BR-2, Sharon A. Meckenstock, Dan H. Meckenstock, Custodian FBO Jean Carlo Meckenstock and Wilbur E. Meckenstock, on their own behalf and on behalf of a class of all persons similarly situated v. International Heritage, Inc., Stanley H. Van Etten, Claude W. Savage, Larry G. Smith, and International Heritage, Incorporated, Defendants filed an Answer specifically setting forth the matters which are admitted and those which are denied, and setting forth the following additional defenses: the Court lacks subject matter jurisdiction over some or all of the claims asserted in the Complaint; the Complaint fails to state a claim for which relief can be granted; Defendants rely on and assert any other matter constituting an avoidance or affirmative defends and the Court lacks personal jurisdiction over Defendant Smith. Defendant's pray the Court: deny class certification' the relief requested by Plaintiffs; award Defendants their reasonable attorneys fees and costs and grant a jury trial on all issues.

Item 6.   Resignations of Registrant's Directors.

          None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          None; not applicable.

Item 8.   Change in Fiscal Year.

          None; not applicable.


                            SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         INTERNATIONAL HERITAGE, INCORPORATED

Date:     05/08/1998.    By   /s/ Stanley H. Van Etten
                         _______________________________________

                         President, CEO and Chairman of the Board